Exhibit 10.21

Center for Technology Licensing 1155 York Avenue New York, NY 10065 P: 646.962.7045 innovation.weill.cornell.edu

February 11, 2024

Jenny Robertson

Chief Business and Legal Officer

Lexeo Therapeutics, Inc.

345 Park Avenue South, 6th Floor

New York, NY 10010

Via email: jrrobertson@lexeotx.com

RE: THIRD AMENDMENT

to the FIRST LICENSE AGREEMENT by and between Lexeo Therapeutics, Inc. (hereinafter “Licensee”) and Cornell University (“Cornell”) (each a “Party”) effective May 28, 2020 and amended a first time effective July 4, 2022 and a second time effective September 28, 2022 (Cornell Contract C2020-11-13204) (the “First License Agreement”)

Effective the date of the last signature hereto (“Amendment Date”), the Parties agree to hereby modify the First License Agreement as follows:

1) Appendix A: Inventions is hereby amended to include:

CORNELL DOCKET	TITLE	INVENTORS	SPONSOR FUNDING DISCLOSED BY INVENTOR	ADDITIONAL INFO
10699 (LEXE-014)	Gene Therapy for APOE4-associated Alzheimer’s Disease	Ronald G. Crystal Caner Günaydin Stephen M. Kaminsky Dolan Sondhi Katie Stiles	Lexeo RCA	Portfolio APOE

2) Appendix B1: Patent Rights is hereby amended to include:

CORNELL DOCKET	TITLE	FILING DATE	COUNTRY	APPLICATION NO.	STATUS
10699-01-US	Methods and Pharmaceutical Compositions for the Treatment and the Prevention of Alzheimer’s Disease	April 18, 2023	United States	63/496,910	Filed
10699-02-US	Methods and Pharmaceutical Compositions for the Treatment and the Prevention of Alzheimer’s Disease	October 23, 2023	United States	63/592,469	Filed
10699-03-US	Methods and Pharmaceutical Compositions for the Treatment and the Prevention of Alzheimer’s Disease	October 20, 2023	United States	63/592,123	Filed

3) The lists of dockets on the cover page and in the Notices section of the First License Agreement shall include “D-10699”.

4) The lead paragraph in Paragraph 3.3(a)(iii) is hereby amended to read:

(iii) develop a Licensed Product based on Cornell Dockets D-9134, or D-10405, D-10699, or IND 018406 (“Portfolio APOE”) as follows, wherein each row in the following table is an obligation under this Paragraph 3.3(a)(iii):

MILESTONE TO BE ACHIEVED	TIME FROM EFFECTIVE DATE BY WHICH MILESTONE MUST BE ACHIEVED
Commence a Phase II Clinical Trial of a Licensed Product	Five (5) years
File a BLA for a Licensed Product	Ten (10) years

; and

5) As consideration for this Amendment, Licensee will pay Cornell an amendment fee of Thirty Thousand Dollars ($30,000.00) within thirty (30) days of the Amendment Date.

6) These changes do not otherwise change the terms and conditions of the First License Agreement.

7) This Amendment may be executed by electronic signatures or by facsimile and in two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

IN WITNESS WHEREOF, both Cornell and Licensee have executed this Amendment by their respective and duly authorized officers on the day and year written.

CORNELL UNIVERSITY		LEXEO THERAPEUTICS, INC.

By:	/s/ Lisa Placanica	By:	/s/ R. Nolan Townsend
	[Signature of Authorized Officer]		[Signature of Authorized Officer]
Name:	Lisa Placanica	Name:	R. Nolan Townsend
Title:	Senior Managing Director	Title:	Chief Executive Officer

Date:	Feb 16, 2024	Date:	Feb 16, 2024

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